DREYFUS MIDCAP VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this annual report for Dreyfus
Midcap Value Fund. For the year ended August 31, 1997, your Fund produced a total return of 55.45%.* This was solidly ahead of the total return of 34.08% for the Russell Midcap Index, which serves as your Fund's benchmark index.** Economic Review
      The economy has maintained a strong growth trend since last fall, gradually eroding expectations for a natural slowdown "just around the corner." Inflation has held steady, even in the face of a substantially tighter labor market. Corporate profits have continued to surprise on the upside. Market interest rates have held within a now long-established trading range. In this setting, monetary policy has remained benign: the Federal budget is close to being in balance and the Federal Reserve Board (the "Fed") has kept policy rates unchanged since March.
      Real GDP grew at above a 4% rate in the nine months from the third quarter of 1996 to midyear. Indeed, the initial estimate of near 2% growth in this year's second quarter was raised to 3.6%, erasing the record of even a temporarily slow period. Virtually all major economic sectors have contributed to the economy's growth. In turn, the economy has provided personal income that, in the prevailing low inflation environment, has translated into strong real purchasing power. The strength in demand has begun to raise imports, bolstering foreign economies. Inventories have also started to accumulate at a faster pace, although inventory levels are currently still quite lean in relation to sales.
      The labor market has tightened substantially in recent months as the pace of new hiring has consistently exceeded the increase in the labor force. Despite this, wage growth has been moderate while overall compensation growth has accelerated only modestly. In their determination to hold the line on prices, companies have resorted to unconventional hiring methods that, so far, have avoided the need for higher wage offers.
      Consensus expectations for corporate profits have been ratcheted upwards virtually every month for the last several months. So far, positive surprises in reported profits have justified the market's higher estimates. However, the strength of the dollar overseas and other factors could affect future profits.
      Market interest rates have been stable since early 1996, oscillating within a fairly narrow range. Several factors have kept rates steady: the absence of faster inflation, positive Federal budget developments and an accommodating Federal Reserve. Although the Fed has not changed policy rates since March, they have held a bias towards tightening since last summer. Therefore a move to tighten interest rates should not come as a surprise. Market Overview
      After acting like a high-speed elevator for most of the past 12 months, the stock markets performed more like a roller coaster as the fiscal year drew to a close on August 31.
      After a brief sinking spell in March, caused by higher interest rates, the equity markets climbed to one record after another until stopped by another retreat in August. The Dow Jones Industrial Average, which started the 12-month period at 6448.27, ended it at 7622.42, a gain of 1174.15 points. However, along the way, the 30 Dow Industrials broke through two thousand-point milestones, reaching a high of 8259.31 in early August. In spite of the drop in the last three weeks of August, the DJIA registered a gain of 35.72% (excluding income) for the year ended August 31.
      Again, with income excluded, the broader Standard & Poor's 500
Composite Stock Price Index gained 37.96% for the 12 months even after dropping 60.85 points from its high, and the Nasdaq Composite showed a year's gain of 39.06% even though it stood 43.12 points below the year's high at the end of August.

      While the market was rising, investors appeared to favor the larger capitalized stocks, which enjoyed the sharpest rise, and subsequently gave up the most in prices. The smallest stocks, as measured by the Russell 2000 small cap index finished August at their high for the year.
      Interest rates, and the anticipation of where they might go in the future, were the dominant influences on the market. The rising elevator effect came to a halt in March when investors were shaken by the Federal Reserve's action raising interest rates by a quarter point, the first such action in two years. Once that had been absorbed, however, the market resumed its upward ride until fears of higher interest rates and their companion, higher inflation, took hold again in August.
      The August decline was prompted by several factors, including the Teamsters strike against United Parcel Service, resulting in a settlement considered favorable to the labor union. This revived all the dormant fears that national wage levels might rise, thus reviving inflation, and giving the Fed reason to step on the monetary brakes once again.
      Yet the economic environment for the equity market remained favorable. Many commentators used the phrase "Goldilocks economy" - not too hot and not too cold - to describe the economy's performance.
      Stock price volatility, much of it on the down side, took over especially in the last three weeks of August. From the start of the calendar year through the end of August, 30% of stock trading sessions ended with the Dow rising or falling 1% or more. Much to the relief of investors, the volatility on September 2, the day after Labor Day, was all on the up side with the Dow rising 3.38% for the day, the S&P 500 up 3.13%, the Nasdaq Composite up 1.94% and the Russell 2000 gaining 1.09%.
      Some of the August selling, no doubt, was prompted by the reduction in the capital gains tax for securities held more than 18 months. How long that will continue to impact the market is an open question.
      Until now, the porridge on which the equity markets have been feeding has been not too hot and not too cold. At these levels, of course, any unexpected development can bring sharp reactions, particularly in view of the market's spectacular gains since August, 1996. Looking ahead, much depends on whether the economy can maintain its "Goldilocks" condition and not bring on another dose of anti-inflation actions from the monetary authorities. Portfolio Focus
      Our investment philosophy remains focused on identifying inexpensive stocks with positive short-term business trends and solid long-term fundamentals. We examine many measures to identify these stocks. Price-to-earnings, price-to-book, and price-to-sales ratios, enterprise value/EBITDA (Earnings Before Interest, Taxes and Depreciation Allowance) and breakup value are the most prevalent. We also pay close attention to normalized values for cyclical industries. Our focus is on stocks that, identified by the measure just mentioned, are cheap compared to their peers, to their own historical valuation ranges and to the market as a whole. But we do not just invest in cheap stocks, since some stocks deserve to be cheap. Instead, we try to identify positive catalysts that can drive stocks higher. They can come in the form of rising earnings estimates, improving income statements and balanced sheets, and management action unlocking hidden values. We look for strong long-term fundamentals, namely, high return on assets and return on equity, free cash flow, dependable business franchises and quality of management.
Transportation
      Our holding of less-than-truckload (LTL) trucking stocks contributed substantially to investment results over the past year. Two of our larger holdings, Yellow and Caliber System, have more than doubled from their initial purchase prices. When we first accumulated positions in the fall of 1996, valuations were extremely depressed following several years of very poor operating performance. More importantly, our analysis indicated that the operating environment was poised to improve, as demand for trucking was accelerating, pricing was better and the excess capacity situation that had plagued the industry for several years was returning to a more balanced position. Because trucking is a business of very thin profit margins, positive business trends can have a very profound impact on the bottom line. Additionally, although trucking will remain competitive over the long term, many companies are behaving more rationally than in the past. For example, Yellow is aggressively cutting costs and paying down debt. And Caliber recently exited several regional markets where it could not make adequate returns.
Finance
      Within finance, our investments in west coast thrifts proved very rewarding over the past year. We introduced the positions because the group was among the cheapest in finance, the California economy was getting better and consolidation seemed likely. We benefited substantially when Great Western Financial, which was one of the largest holdings in the portfolio, was acquired at a material premium. While we maintain a meaningful commitment to finance, we have reduced our holdings in the sector because valuations are not as attractive as they have been following several years of strong performance.
Technology
      Technology continues to be one of the most volatile sectors in the market. At times, this volatility has enabled us to purchase stocks in high growth companies at artificially depressed prices. As an example, the growth rates of networking companies decelerated in the first quarter due to product transitions and difficult sales conditions in Europe. However, the sector offers better growth prospects than the market as a whole and our analysis demonstrated that the slowdown would be temporary. But growth investors fled the group as earnings disappointments seemed probable. The selloff in 3Com shares allowed us to purchase the stock at very favorable prices. Shortly after purchasing 3Com, business trends improved, causing the stock to increase in price significantly. We have recently sold our position, realizing solid gains.
Consumer Durables
      During the year, we increased our holdings of homebuilders for several reasons. Interest rates remain favorable for new construction, new home order comparisons are turning positive after several down quarters, and the industry is very cheap on valuations. Kaufman and Broad Home, our largest position, will also benefit from the upturn in its largest market, California. And the company is modifying its operating practices to lower speculative building and to improve its return on assets. Another favorable stock in the sector is Pulte. The company is trading below book value and earnings estimates appear too low.
Consumer Services/Consumer Non-Durables
      Periodically, we were able to take advantage of significant declines in the prices of high growth, consumer brand franchises where there are temporary concerns about the growth prospects. Tommy Hilfiger (TOM) is one such example, where the stock price was depressed due to questions about the growth rate of its key menswear lines. While it is true that TOM's growth rate has slowed from the past because it is a larger company, there are still very solid growth prospects ahead. We initially purchased the stock at about 13 times 1998 earnings estimates, which is a significant discount to the market and TOM's own growth rate. We believed that the market was unfairly penalizing TOM and that its price decline reflected overly pessimistic viewpoints. Separately, we took advantage of the decline in the price of MGM Grand, among the higher quality casino stocks, to establish positions after determining that capacity addition comparisons in Las Vegas would turn favorable by late 1997.

Energy
      Energy service stocks, particularly drillers, added substantially to investment performance over the past two years. While business momentum for the sector remains very favorable, valuations for many participants are at ten-year highs. Given our strict value discipline, we have substantially reduced our exposure to energy service stocks.
      We very much appreciate your continued participation in Dreyfus Midcap Value Fund. You may rest assured that we devote our full attention to bringing you superior returns on your investment.
                                  Sincerely,

                              [Peter I. Higgins signature logo]

                                  Peter I. Higgins
                                  Portfolio Manager
September 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance.


DREYFUS MIDCAP VALUE FUND                                  AUGUST 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS MIDCAP VALUE FUND AND
THE RUSSELL MIDCAP INDEX
[Exhibit A:
$19,724
Dreyfus Midcap
Value Fund
Dollars
$14,827
Russell Midcap Index*]
*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
                        One Year Ended                                         From Inception (9/29/95)
                       August 31, 1997                                            to August 31, 1997
                     --------------------                                      ----------------------
                            55.45%                                                      42.44%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Midcap Value Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Russell Midcap Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS                                                                     AUGUST 31, 1997
Common Stocks-97.4%                                                                                 Shares            Value
                                                                                                    -------           ------
  Basic Industries-10.6%             Albemarle..........................                             30,000    $     736,875
                                     British Steel, A.D.S. .................                         25,000          714,062
                                     Crown Cork & Seal......................                         21,000        1,068,375
                                     FMC.........................................    (a)             17,000        1,412,062
                                     Fort James.............................                         18,000          756,000
                                     IMC Global.............................                         28,000          985,250
                                     Pechiney, A.D.S. ......................                         38,000          821,750
                                     Potash......................................                     8,500          628,468
                                     Titanium Metals......................        (a)                12,000          429,000
                                     Unisource Worldwide....................                         20,000          362,500
                                     Wellman................................                         32,000          728,000
                                                                                                                     -------
                                                                                                                   8,642,342
                                                                                                                     -------
  Capital Goods-4.3%                 Elsag Baily Process Automation, N.V          (a)                32,000          632,000
                                     Fluor.......................................                    23,000        1,290,875
                                     Jacobs Engineering Group.............        (a)                17,000          544,000
                                     Litton Industries....................        (a)                16,000          798,000
                                     Newport News Shipbuilding..............                         13,000          251,875
                                                                                                                     -------
                                                                                                                   3,516,750
                                                                                                                     -------
  Computer Services-.6%              American Pad & Paper............                (a)             20,000          460,000
                                                                                                                     -------
  Consumer Cyclical-2.1%             American Greetings, Cl. A                                       13,500          469,125
                                     Pierce Leahy...........................                          2,600           70,850
                                     Reebok International...................                         26,500        1,164,343
                                                                                                                     -------
                                                                                                                   1,704,318
                                                                                                                     -------
  Consumer Durables-6.0%             AGCO..................                                          29,000          942,500
                                     Black & Decker.........................                          8,000          306,500
                                     Dynatech.............................        (a)                20,000          765,000
                                     Hollinger International, Cl. A.........                         65,000          836,875
                                     Kaufman & Broad Home...................                         77,000        1,540,000
                                     Pulte.......................................                    14,000          512,750
                                                                                                                     -------
                                                                                                                   4,903,625
                                                                                                                     -------
  Consumer Non-Durables-16.2%        Ball..........................                                  25,000          821,875
                                     Case........................................                    11,000          737,687
                                     Department 56........................        (a)                30,000          819,375
                                     Dole Food..............................                         14,000          546,875
                                     Fruit of the Loom, Cl. A.............        (a)                 4,000          107,000
                                     Guilford Mills.........................                         50,400        1,096,200
                                     Harcourt General.......................                         48,000        2,283,000
                                     Harland (John H.)......................                         13,000          257,562
                                     Hasbro.................................                         40,000        1,075,000
                                     Hudson Foods, Cl. A....................                         10,000          162,500
                                     Oakley...............................        (a)                40,000          487,500
                                     Phillips-Van Heusen....................                         13,000          186,875
                                     Polaroid...............................                         20,000        1,056,250

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1997
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    -------           ------
                  Consumer
  Non-Durables (continued)           Tommy Hilfiger........................        (a)               26,000     $  1,134,250
                                     Vitro, A.D.S. .........................                        100,000        1,287,500
                                     Young Broadcasting, Cl. A............        (a)                31,800        1,148,775
                                                                                                                     -------
                                                                                                                  13,208,224
                                                                                                                     -------
  Consumer Services-10.9%            ACNielsen........................                               95,000        2,161,250
                                     H&R Block..............................                         30,000        1,177,500
                                     Boise Cascade Office Products........        (a)                 5,700          120,056
                                     Circus Circus Enterprises............        (a)                17,000          406,937
                                     CMP Media, Cl. A.......................                          8,900          238,075
                                     Footstar.............................        (a)                36,000          893,250
                                     Galileo International..................                         20,000          528,750
                                     Gymboree.............................        (a)                27,000          661,500
                                     MGM Grand............................        (a)                17,000          682,125
                                     Saks Holdings..........................                         18,000          418,500
                                     Sunglass Hut International...........        (a)                60,000          435,000
                                     True North Communications..............                         45,000        1,130,625
                                                                                                                     -------
                                                                                                                   8,853,568
                                                                                                                     -------
  Energy-4.2%                        Cal Dive International...........                (a)             3,300          112,200
                                     Houston Exploration..................        (a)                20,000          376,250
                                     Oryx Energy..........................        (a)                30,000          793,125
                                     Santa Fe International.................                          9,300          416,175
                                     Tosco.......................................                    34,000        1,124,125
                                     Weatherford Enterprises..............        (a)                13,000          598,812
                                                                                                                     -------
                                                                                                                   3,420,687
                                                                                                                     -------
  Finance-11.8%                      Ahmanson (H.F.) & Co...........                                 30,000        1,522,500
                                     Allmerica Financial....................                         48,000        1,986,000
                                     City National..........................                         22,000          614,625
                                     Dun & Bradstreet.......................                         30,000          840,000
                                     Equitable..............................                         15,500          674,250
                                     Everest Reinsurance Holdings...........                         45,000        1,628,446
                                     Hartford Life, Cl. A...................                          5,000          186,562
                                     Nationwide Financial Services, Cl. A...                         25,000          693,750
                                     Safeco......................................                    25,000        1,228,125
                                     Washington Mutual......................                          3,600          215,550
                                                                                                                     -------
                                                                                                                   9,589,808
                                                                                                                     -------
  Health Care-8.6%                   Bard (C.R.).................                                    12,000          414,000
                                     Bausch & Lomb..........................                         10,000          410,625
                                     Foundation Health....................        (a)                36,000        1,145,250
                                     Mid Atlantic Medical Services........        (a)                17,000          262,437
                                     PacifiCare Health Systems, Ser. B....        (a)                 6,000          410,250
                                     Quest Diagnostics......................                        100,000        1,868,750
                                     Trigon Healthcare....................        (a)                32,000          764,000

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               AUGUST 31, 1997
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    -------           ------
  Health Care (continued)            Vencor..............................                (a)          2,000    $      80,250
                                     Wellpoint Health Networks............        (a)                30,000        1,631,250
                                                                                                                     -------
                                                                                                                   6,986,812
                                                                                                                     -------
  Mining And Metals-1.4%             Cypress Semiconductor                (a)                        26,000          461,500
                                     Reynolds Metals........................                         10,400          735,150
                                                                                                                     -------
                                                                                                                   1,196,650
                                                                                                                     -------
  Retail-3.8%                        Nine West Group..................                (a)            34,000        1,436,500
                                     OfficeMax............................        (a)                40,000          592,500
                                     Talbots.....................................                    40,000        1,057,500
                                                                                                                     -------
                                                                                                                   3,086,500
                                                                                                                     -------
  Technology-11.4%                   ANTEC.......................                (a)                 26,000          351,000
                                     Applied Magnetics....................        (a)                10,000          369,375
                                     Cabletron Systems....................        (a)                24,000          726,000
                                     Commscope..............................                          9,000          155,250
                                     General Semiconductor................        (a)                 6,750           95,343
                                     Imation................................                         11,800          319,337
                                     NCR                (a)                                          23,000          815,062
                                     Nextlevel Systems......................                         22,000          441,375
                                     Oak Industries.......................        (a)                15,000          434,062
                                     Read-Rite............................        (a)                18,000          516,375
                                     Scientific-Atlanta.....................                         46,000        1,000,500
                                     Silicon Graphics.....................        (a)                40,000        1,097,500
                                     Silicon Valley Group.................        (a)                13,300          448,875
                                     Storage Technology...................        (a)                14,000          713,125
                                     Symantec.............................        (a)                43,000        1,034,687
                                     Vishay Intertechnology...............        (a)                30,000          800,625
                                                                                                                     -------
                                                                                                                   9,318,491
                                                                                                                     -------
  Transportation-5.2%                Atlas Air................                (a)                    20,000          555,000
                                     Caliber System.........................                         26,000        1,085,500
                                     KLM Royal Dutch Air....................                         18,222          596,778
                                     USFreightways..........................                         25,000          750,000
                                     Yellow....................................   (a)                40,000        1,255,000
                                                                                                                     -------
                                                                                                                   4,242,278
                                                                                                                     -------
  Utilities-.3%                      New England Electric System....                                  6,700          256,275
                                                                                                                     -------
                                     TOTAL COMMON STOCKS
                                       (cost $73,198,922)...................                                     $79,386,328
                                                                                                                     =======

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           AUGUST 31, 1997
                                                                                                  Principal
Short-Term Investments-2.9%                                                                         Amount            Value
                                                                                                    -------           ------
  U.S. Treasury Bills:               5.27%, 9/18/97..........                                  $..1,703,000     $  1,698,164
                                     5.08%, 10/16/97......................        (b)               701,000          696,380
                                                                                                                     -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,395,314)....................                                    $  2,394,544
                                                                                                                     =======
TOTAL INVESTMENTS (cost $75,594,236)........................................                         100.3%      $81,780,872
                                                                                                       ====          =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (.3%)   $    (286,733)
                                                                                                       ====          =======
NET ASSETS..................................................................                         100.0%      $81,494,139
                                                                                                       ====          =======
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short positions.
STATEMENT OF SECURITIES SOLD SHORT                                                               AUGUST 31, 1997
Common Stock                                                                                        Shares            Value
                                                                                                       ----             ----
Bowne & Co..................................................................                          1,500          $43,406
OEA.........................................................................                            800           29,750
Quanex......................................................................                            500           18,157
                                                                                                                        ----
TOTAL SECURITIES SOLD SHORT
  (proceeds $82,244)........................................................                                         $91,313
                                                                                                                        ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                         AUGUST 31, 1997
                                                                                                   Cost               Value
                                                                                                  -------             ------
ASSETS:                          Investments in securities-See Statement of Investments       $75,594,236        $81,780,872
                                 Cash.......................................                                         874,873
                                 Receivable for shares of Common Stock subscribed                                    462,444
                                 Receivable from brokers for proceeds on
                                 .......................        securities sold short                                 82,244
                                 Dividends and interest receivable..........                                          39,899
                                 Prepaid expenses...........................                                          35,924
                                                                                                                     -------
                                                                                                                  83,276,256
                                                                                                                     -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        41,480
                                 Due to Distributor.........................                                          15,703
                                 Payable for investment securities purchased                                       1,434,326
                                 Securities sold short, at value
                                 ............        (proceeds $82,244)-see statement                                 91,313
                                 Payable for shares of Common Stock redeemed                                         157,681
                                 Accrued expenses...........................                                          41,614
                                                                                                                     -------
                                                                                                                   1,782,117
                                                                                                                     -------
NET ASSETS..................................................................                                     $81,494,139
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                     $70,590,039
                                 Accumulated investment (loss)..............                                         (39,242)
                                 Accumulated net realized gain (loss) on investments and
                                 .......................        securities sold short                              4,765,775
                                 Accumulated net unrealized appreciation (depreciation) on
                                   investments and securities sold short-Note 4(b)                                 6,177,567
                                                                                                                     -------
NET ASSETS..................................................................                                     $81,494,139
                                                                                                                     =======
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                       3,666,284
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                          $22.23
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF OPERATIONS                                                                         YEAR ENDED AUGUST 31, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $2,242 foreign taxes
                                     withheld at source)....................                  $     227,777
                                 Interest...................................                         53,823
                                                                                                    -------
                                       Total Income.........................                                    $     281,600
EXPENSES:                        Management fee-Note 3(a)...................                        188,561
                                 Shareholder servicing costs-Note 3(b)......                         91,817
                                 Registration fees..........................                         46,093
                                 Custodian fees-Note 3(b)...................                         20,299
                                 Professional fees..........................                         18,575
                                 Prospectus and shareholders' reports.......                         10,034
                                 Directors' fees and expenses-Note 3(c).....                          3,136
                                 Interest expense-Note 2....................                          1,361
                                 Dividends on securities sold short.........                            755
                                 Loan commitment fees-Note 2................                            201
                                 Miscellaneous..............................                          1,354
                                                                                                    -------
                                       Total Expenses.......................                        382,186
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (66,302)
                                                                                                    -------
                                       Net Expenses.........................                                          315,884
                                                                                                                      -------
INVESTMENT LOSS.............................................................                                          (34,284)
                                                                                                                      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions......................                   $  4,893,855
                                     Short sale transactions................                        (30,958)
                                                                                                    -------
                                       Net Realized Gain (Loss).............                                        4,862,897
                                 Net unrealized appreciation (depreciation) on investments
                                     and securities sold short..............                                        6,128,925
                                                                                                                      -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       10,991,822
                                                                                                                      -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $10,957,538
                                                                                                                      =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                Year Ended        Year Ended
                                                                                             August 31, 1997    August 31, 1996*
                                                                                             ----------------  ----------------
OPERATIONS:
  Investment income (loss)-net.............................................                   $       (34,284)  $     15,778
  Net realized gain (loss) on investments..................................                         4,862,897        538,463
  Net unrealized appreciation (depreciation) on investments................                         6,128,925         48,642
                                                                                                      -------        -------
    Net Increase (Decrease) in Net Assets Resulting from Operations........                        10,957,538        602,883
                                                                                                      -------        -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                           (14,466)        (6,270)
  Net realized gain on investments.........................................                          (632,898)        (2,687)
                                                                                                      -------        -------
    Total Dividends........................................................                          (647,364)        (8,957)
                                                                                                      -------        -------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold............................................                        87,803,219      4,374,036
  Dividends reinvested.....................................................                           637,529          8,938
  Cost of shares redeemed..................................................                       (20,848,171)    (1,385,512)
                                                                                                      -------        -------
    Increase (Decrease) in Net Assets from Capital Stock Transactions......                        67,592,577      2,997,462
                                                                                                      -------        -------
      Total Increase (Decrease) in Net Assets..............................                        77,902,751      3,591,388
NET ASSETS:
  Beginning of Period......................................................                         3,591,388         ----
                                                                                                      -------        -------
  End of Period............................................................                      $ 81,494,139  $   3,591,388
                                                                                                      =======        =======
Undistributed investment income (loss)-net.................................                   $       (39,242)  $      9,508
                                                                                                      -------        -------
                                                                                                      Shares         Shares
                                                                                                      -------        -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................                         4,544,579        319,436
  Shares issued for dividends reinvested...................................                            37,348            682
  Shares redeemed..........................................................                        (1,142,930)       (92,831)
                                                                                                      -------        -------
    Net Increase (Decrease) in Shares Outstanding..........................                         3,438,997        227,287
                                                                                                      =======        =======
*From September 29, 1995 (commencement of operations) to August 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                               Year Ended August 31,
                                                                                            ------------------------------
PER SHARE DATA:                                                                                 1997            1996(1)
                                                                                                ----            ----
    Net asset value, beginning of period....................................                  $15.80          $12.50
                                                                                                ----            ----
    Investment Operations:
    Investment income (loss)-net............................................                    (.01)            .08
    Net realized and unrealized gain (loss)
      on investments........................................................                    8.23            3.28
                                                                                                ----            ----
    Total from Investment Operations........................................                    8.22            3.36
                                                                                                ----            ----
    Distributions:
    Dividends from investment income-net....................................                    (.04)           (.04)
    Dividends from net realized gain on investments.........................                   (1.75)           (.02)
                                                                                                ----            ----
    Total Distributions.....................................................                   (1.79)           (.06)
                                                                                                ----            ----
    Net asset value, end of period..........................................                  $22.23          $15.80
                                                                                                ====            ====
TOTAL INVESTMENT RETURN.....................................................                   55.45%          26.88%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.......................                    1.25%           1.18%(2)
    Ratio of interest expense, loan commitment fees and dividends on securities sold short
      to average net assets.................................................                     .01%            .01%(2)
    Ratio of net investment income (loss)
      to average net assets.................................................                    (.14%)           .56%(2)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager.....................................                     .26%           1.13%(2)
    Portfolio Turnover Rate.................................................                  154.92%         266.80%(2)
    Average commission rate paid (3)........................................                  $.0502          $.0478
    Net Assets, end of period (000's Omitted)...............................                $ 81,494          $3,591
(1)    From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)    Not annualized.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Midcap Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is to provide investment results that exceed the total return performance of publicly traded common stocks in the aggregate, as represented by a recognized index of mid cap stocks. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    Effective February 14, 1997, the Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged
DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. Prior to February 14, 1997, the Fund participated with other Dreyfus-managed funds in a $600 million redemption credit facility to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund had agreed to pay commitment fees on its pro rata portion of the Facility. Interest was charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At August 31, 1997, there were no outstanding borrowings under the lines of credit.
    The average daily amount of borrowings outstanding during the period ended August 31, 1997 was approximately $23,000, with a related weighted average annualized interest rate of 5.84%. The maximum amount outstanding at any time during the period ended August 31, 1997 was $1.0 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $66,302 during the period ended August 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1997, the Fund was charged an aggregate of $62,854 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $21,320 during the period ended August 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended August 31, 1997, $20,299 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective March 3, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended August 31, 1997 is summarized as follows:

                                                                                       Purchases                Sales
                                                                                         --------              -------
Long transactions....................................................                $105,131,411          $40,126,681
Short sale transactions..............................................                     254,446              168,506
                                                                                         --------              -------
    Total............................................................                $105,385,857          $40,295,187
                                                                                         ========              =======

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and the custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at August 31, 1997 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (b) At August 31, 1997, accumulated net unrealized appreciation on investments and securities sold short was $6,177,567, consisting of $6,930,026 gross unrealized appreciation and $752,459 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS MIDCAP VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Midcap Value Fund
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Midcap Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
October 7, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    The Fund hereby designates 4.36% of the ordinary dividends paid during the fiscal year ended August 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS MIDCAP VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            258AR978
Registration Mark
[Dreyfus logo]
Midcap Value Fund
Annual Report
August 31, 1997